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                                                                    EXHIBIT 23.1


                       [DELOITTE & TOUCHE LETTERHEAD]


                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Cost Plus, Inc. on Form S-8 of our report dated March 15, 1999 appearing in the Annual Report on Form 10-K of Cost Plus, Inc. for the fiscal year ended January 30, 1999.

/s/ Deloitte & Touche LLP


San Francisco, California
July 23, 1999